EXHIBIT 10.4

AMENDMENT NO. 3 TO THE

AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 3, dated as of January 13, 2004 (this “Amendment”), to the Amended and Restated Master Loan and Security Agreement, dated as of June 20, 2003 (as amended or otherwise modified prior to the date hereof, the “Existing Loan Agreement”; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”) by and among NC CAPITAL CORPORATION, a California corporation (“NC Capital”), NEW CENTURY MORTGAGE CORPORATION, a California corporation (“New Century” and together with NC Capital, each a “Borrower” and collectively, the “Borrowers”), and MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation (the “Lender”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

RECITALS

The Borrowers and the Lender are parties to the Existing Loan Agreement.

Pursuant to the New Century Guaranty, New Century Financial Corporation, a Delaware corporation (the “Guarantor”), has unconditionally and absolutely guaranteed to the Lender and its successors and assigns the full and prompt payment of all amounts due and owing by the Borrowers under the Loan Agreement, as and when they shall become due thereunder.

The Borrowers, the Guarantor and the Lender have agreed, subject to the terms and conditions of this Amendment, to extend the Termination Date from January 13, 2004 to January 30, 2004.

Accordingly, the Borrowers and the Lender hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1.    Amendment.  The definition of “Termination Date” set forth in Section 1.1 of the Existing Loan Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

“Termination Date” shall mean January 30, 2004 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.

SECTION 2.    Conditions Precedent.  This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions precedent shall have been satisfied:

2.01    Delivered Documents.  On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

(a)    Amendment.  This Amendment, executed and delivered by a duly authorized officer of each of the Borrowers and acknowledged and agreed to by a duly authorized officer of the Guarantor; and

(b)    Other Documents.  Such other documents as the Lender or counsel to the Lender may reasonably request.

2.02    No Default.  On the Amendment Effective Date and on the date set forth above, (i) each of the Borrowers shall be in compliance in all material respects with the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, (ii) the representations and warranties made and restated by each Borrower pursuant to Section 3 of this Amendment shall be true and complete in all material respects on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default or Event of Default shall have occurred and be continuing on such date.

SECTION 3.    Representations and Warranties.  Each Borrower hereby represents and warrants to the Lender that it is in compliance in all material respects with the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default or Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Loan Agreement.

SECTION 4.    Limited Effect.  Except as expressly amended, waived or modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that reference therein and herein to the “Loan Documents” shall be deemed to include, in any event, (i) the Existing Loan Agreement, (ii) Amendment No. 1 to the Amended and Restated Master Loan and Security Agreement, dated as of September 15, 2003, (iii) Amendment No. 2 to the Amended and Restated Master Loan and Security Agreement, dated as of December 11, 2003, (iv) this Amendment, (v) the Note, (vi) the Custodial Agreement, (vii) the Control Agreement and (viii) the New Century Guaranty. Each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

SECTION 5.    Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The executed signature pages for this Amendment may be delivered by facsimile transmission (or telecopier), which shall be effective between the parties and shall have the same force and effect as the execution and delivery of original signature pages.

SECTION 6.    GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWERS

NC CAPITAL CORPORATION

By:	/s/ PATRICK FLANAGAN
Name: Title:	Patrick Flanagan Chief Executive Officer

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ PATRICK FLANAGAN
Name: Title:	Patrick Flanagan President

LENDER

MORGAN STANLEY MORTGAGE CAPITAL INC.

By:	/s/ PAUL NAJARIAN
Name:	Paul Najarian
Title:	Vice President

Acknowledged and agreed to:

GUARANTOR

NEW CENTURY FINANCIAL CORPORATION

By:	/s/ PATRICK FLANAGAN
Name: Title:	Patrick Flanagan Executive Vice President